Exhibit 99.2

Fourth Quarter and Full Year 2019 Financial Results February 27, 2020 Exhibit 99.2

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward - looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words “believe,” “expect,” “anticipate,” “continue,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10 - K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; increased competition from existing and non - traditional sources ; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets impacting our Company and our customers ; foreign currency fluctuations ; our ability to attract, train and retain highly qualified employees ; the effects of work stoppages, union negotiations and labor disputes ; the loss of any of our significant customers ; changes in business conditions in our international operations ; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers ; changes in prices for raw materials ; increases in the cost of fuel and third - party freight and the availability of third - party freight providers ; changes in trade policies and regulations ; inclement weather, widespread outbreak of an illness or responses thereto, anti - terrorism measures and other disruptions to our supply chain, distribution system and operations ; our dependence on a variety of information technology and telecommunications systems and the Internet ; our reliance on third - party vendors for various services ; cyber - security risks ; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or audits, or tax - related proceedings or audits ; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties ; our pension and health care costs and participation in multi - employer pension, health and welfare plans ; increasing interest rates ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; changes in accounting standards and methodologies ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Annual Report on Form 10 - K for the year ended December 31 , 2019 to be filed with the SEC may contain updates to the information included in this presentation . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable U . S . GAAP measures . 3

Mary Laschinger Chairman & CEO 4

Financial Results (Unaudited) 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. 3. Year - over - year comparison not meaningful because 2018 had negative Free Cash Flow of $(30.4) million. Net Sales 5 Adjusted EBITDA 1 Net Loss Free Cash Flow 2 FY19 Actual YOY % Change $7.7B (11.9)% $(29.5)M (87.9)% $155.9M (15.9)% $246.9M NM 3

2019 Highlights: Packaging: • Adjusted EBITDA relatively flat due to the decline in revenues, and higher storage costs during the first half of the year, partially offset by strong margin management Facility Solutions: • Adjusted EBITDA positively impacted by lower supply chain and selling expenses, as well as improved margins from our strategic repositioning Print and Publishing: • Adjusted EBITDA negatively impacted by the revenue decline and margin pressure, partially offset by lower expenses 2020 Outlook: • Adjusted EBITDA expected to be $140 to $155 million • Free Cash Flow expected to be at least $60 million • Total Capital Expenditures expected to be approximately $40 million 6 2019 Highlights and 2020 Outlook

Gui Nebel Vice President, FP&A and Treasurer 7

(Unaudited, Dollars In Millions, Except Per Share Amounts) 4Q19 YOY % Change FY19 YOY % Change Three Months Ended December 31 Year Ended December 31 Net sales $1,835.2 (17.7)% $7,659.4 (11.9)% Net sales per shipping day — (17.7)% — (11.9)% Cost of products sold $1,479.7 (19.2)% $6,206.2 (13.3)% Net sales less cost of products sold $355.5 (10.9)% $1,453.2 (5.7)% Net income (loss) $3.4 (63.4)% $(29.5) (87.9)% Basic earnings (loss) per share $0.21 (64.4)% $(1.84) (85.9)% Diluted earnings (loss) per share $0.21 (63.2)% $(1.84) (85.9)% Adjusted EBITDA $47.2 (18.1)% $155.9 (15.9)% Adjusted EBITDA as a % of net sales 2.6% 0 BPS 2.0% - 10 BPS 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. Financial Results 1 Fourth Quarter and Full Year 2019 8

Segment Financial Results Fourth Quarter and Full Year 2019 9 Facility Solutions Publishing Print 4Q19 Three Months Ended December 31 YOY % Change FY19 Year Ended December 31 YOY % Change Net sales $194 (31.7)% $798 (21.7)% Net sales per shipping day (31.7)% (21.7)% Adjusted EBITDA $6.4 (13.5)% $21.4 (13.0)% Adj. EBITDA as a % of net sales 3.3% 70 BPS 2.7% 30 BPS 4Q19 Three Months Ended December 31 YOY % Change FY19 Year Ended December 31 YOY % Change Net sales $848 (7.4)% $3,446 (2.8)% Net sales per shipping day (7.4)% (2.8)% Adjusted EBITDA $62.4 (3.6)% $243.5 (1.3)% Adj. EBITDA as a % of net sales 7.4% 30 BPS 7.1% 10 BPS 4Q19 Three Months Ended December 31 YOY % Change FY19 Year Ended December 31 YOY % Change Net sales $264 (19.2)% $1,182 (9.9)% Net sales per shipping day (19.2)% (9.9)% Adjusted EBITDA $9.6 4.3% $33.1 14.1 % Adj. EBITDA as a % of net sales 3.6% 80 BPS 2.8% 60 BPS 4Q19 Three Months Ended December 31 YOY % Change FY19 Year Ended December 31 YOY % Change Net sales $499 (25.4)% $2,105 (21.4)% Net sales per shipping day (25.4)% (21.4)% Adjusted EBITDA $13.0 (20.7)% $43.1 (32.7)% Adj. EBITDA as a % of net sales 2.6% 10 BPS 2.0% (40) BPS Packaging (Unaudited, Dollars In Millions)

Capital Structure Capital Allocation Capital Allocation Priorities: • Invest in growth: ◦ 2020 total CapEx expected to be approximately $40M ◦ Optimization activities • Pay down debt • Return value to shareholders At the end of December 2019: • The borrowing base availability for the ABL facility was ~ $1.0B • $673M drawn against the ABL facility • $282M of available borrowing capacity • Net debt to Adj. EBITDA: 4.1x for the trailing 12 months 10 Asset - Based Lending Facility & Capital Allocation

Questions 11

Mary Laschinger Chairman & CEO 12

Appendix: Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U . S . GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring severance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments) because we believe investors commonly use Adjusted EBITDA and these other non - GAAP measures as key financial metrics for valuing companies . In addition, the credit agreement governing our asset - based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility . We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period . Adjusted EBITDA and these other non - GAAP measures are not alternative measures of financial performance under U . S . GAAP . Non - GAAP measures do not have definitions under U . S . GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies . As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with U . S . GAAP . We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U . S . GAAP measures . Adjusted EBITDA and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U . S . GAAP . Please see the following tables for reconciliations of non - GAAP measures to the most comparable U . S . GAAP measures . 13

Table I VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 Net income (loss) $ 3.4 $ 9.3 $ (29.5) $ (15.7) Interest expense, net 7.6 11.8 38.1 42.3 Income tax expense (benefit) 0.5 6.6 0.7 5.5 Depreciation and amortization 14.0 12.0 53.5 53.5 EBITDA 25.5 39.7 62.8 85.6 Restructuring charges, net 11.9 (7.4) 28.8 21.3 Stock - based compensation 2.2 2.9 14.6 18.1 LIFO reserve (decrease) increase (2.7) 1.5 (3.7) 19.9 Non - restructuring asset impairment charges — 0.2 — 0.4 Non - restructuring severance charges 4.4 2.6 8.4 4.9 Non - restructuring pension charges, net 0.0 12.1 6.6 11.3 Integration and acquisition expenses 4.2 7.2 17.5 31.8 Fair value adjustment on Tax Receivable Agreement contingent liability (1.5) (0.9) 0.3 (1.2) Fair value adjustment on contingent consideration liability 2.5 (1.3) 13.1 (12.3) Escheat audit contingent liability (2.3) 1.7 3.7 2.5 Other 3.0 (0.7) 3.8 3.1 Adjusted EBITDA $ 47.2 $ 57.6 $ 155.9 $ 185.4 Net sales $ 1,835.2 $ 2,230.8 $ 7,659.4 $ 8,696.2 Adjusted EBITDA as a % of net sales 2.6% 2.6% 2.0% 2.1 % Appendix: Reconciliation of Non - GAAP Financial Measures 14

15 Appendix: Reconciliation of Non - GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW TO ADJUSTED FREE CASH FLOW (in millions, unaudited) Year Ended December 31, 2019 Net cash flows provided by operating activities $ 281.0 Less: Capital expenditures (34.1) Free cash flow 246.9 Add back: Cash payments for restructuring expenses 24.3 Cash payments for integration and acquisition expenses 16.8 Cash payments for integration - related capex 11.4 Adjusted free cash flow $ 299.4

16 Appendix: Reconciliation of Non - GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES FREE CASH FLOW GUIDANCE (in millions, unaudited) Forecast for Year Ending December 31, 2020 Net cash flows provided by operating activities at least $100 Less: Capital expenditures (40) Free cash flow at least $60

17 Appendix: Reconciliation of Non - GAAP Financial Measures Table IV VERITIV CORPORATION RECONCILIATION OF NON - GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) December 31, 2019 Amount drawn on ABL Facility $ 673.2 Less: Cash (38.0) Net debt 635.2 Last Twelve Months Adjusted EBITDA $ 155.9 Net debt to Adjusted EBITDA 4.1x Last Twelve Months December 31, 2019 Net loss $ (29.5) Interest expense, net 38.1 Income tax expense 0.7 Depreciation and amortization 53.5 EBITDA 62.8 Restructuring charges, net 28.8 Stock - based compensation 14.6 LIFO reserve decrease (3.7) Non - restructuring severance charges 8.4 Non - restructuring pension charges, net 6.6 Integration and acquisition expenses 17.5 Fair value adjustment on Tax Receivable Agreement contingent liability 0.3 Fair value adjustment on contingent consideration liability 13.1 Escheat audit contingent liability 3.7 Other 3.8 Adjusted EBITDA $ 155.9

Fourth Quarter and Full Year 2019 Financial Results February 27, 2020